UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

TKO Group Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!TKO GROUP HOLDINGS, INC.2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET TKO GROUP HOLDINGS, INC. 200 FIFTH AVE, 7TH FLOOR NEW YORK, NY 10010 V46001-P06880 You invested in TKO GROUP HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 12, 2024 4:30 p.m. Eastern Time $$/BREAK/$$END vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/TKO2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: For 01) Ariel Emanuel 04) Egon P. Durban 07) Nick Khan 10) Sonya E. Medina 02) Mark Shapiro 05) Dwayne Johnson 08) Steven R. Koonin 11) Nancy R. Tellem 03) Peter C.B. Bynoe 06) Bradley A. Keywell 09) Jonathan A. Kraft 12) Carrie Wheeler 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting For firm for the fiscal year ending December 31, 2024. 3. Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers. For 4. Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the 3 Years Company’s named executive officers. Note: Such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof. email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.